Rule 497(e)

File Nos. 033-28889

811-05817

Supplement Dated June 29, 2009

To the Prospectus Dated May 1, 2003

for

VARIFUND ADVISOR

Flexible Premium Variable Deferred Annuity

Issued Through

CANADA LIFE OF AMERICA VARIABLE ANNUITY ACCOUNT 1

By

CANADA LIFE INSURANCE COMPANY OF AMERICA

This Supplement amends certain information contained in your Varifund Advisor Variable Annuity Policy Prospectus. Please read this Supplement carefully and retain it for future reference.

Great-West Life & Annuity Insurance Company ("GWL&A") and Canada Life Insurance Company of America (“CLICA”) have executed an Agreement and Plan of Merger pursuant to which CLICA will merge with and into GWL&A. The consummation of the merger is subject to regulatory notices and approvals. The merger is expected to be effective on or about October 1, 2009.

Upon the consummation of the merger, the Canada Life of America Variable Annuity Account 1 will become a separate account of GWL&A, and all CLICA policies will remain outstanding in accordance with their terms and become obligations of GWL&A.

This Supplement must be accompanied by, or read in conjunction with,

the Prospectus dated May 1, 2003.

Please keep this Supplement for future reference.